                                  J.P. Morgan
                                 Institutional

                                   Large Cap
                                  Growth Fund

                                 ANNUAL REPORT
                                  May 31, 1999


J.P. Morgan Institutional Funds
     Prime Money Market Fund
     Treasury Money Market Fund
     Federal Money Market Fund
     Tax Exempt Money Market Fund
     Tax Aware Enhanced Income Fund:
     Institutional Shares
     Short Term Bond Fund
     Bond Fund
     Global Strategic Income Fund
     Tax Exempt Bond Fund

     California Bond Fund: Institutional Shares
     New York Tax Exempt Bond Fund
     Diversified Fund
     Disciplined Equity Fund

     Large Cap Growth Fund:
     Institutional Shares
     U.S. Equity Fund
     U.S. Small Company Fund

     Tax Aware Disciplined Equity Fund:  Institutional Shares
     Emerging Markets Equity Fund
     European Equity Fund
     International Equity Fund
     International Opportunities Fund
     SmartIndex-TM-Fund: Institutional Shares

For more information on the J.P. Morgan

Institutional Funds, call J.P. Morgan Funds
Services at (800)766-7722.

LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH
FUND

July 1, 1999

Dear Shareholder:

Welcome to the first shareholder letter of the J.P. Morgan Institutional Large Cap Growth Fund. We are pleased to report that the fund delivered a return of 5.20% from its December 31, 1998, inception to May 31, 1999, exceeding its benchmark, the Russell 1000 Growth Index. The fund's net asset value on May 31 rose to $15.78 per share, from $15.00 per share on December 31. The fund's net assets were more than $5.2 million on May 31.

Included in this report is an interview with Kathleen Tait, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead. As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                    /s/ Keith M. Schappert
Ramon de Oliveira                        Keith M. Schappert
Chairman of Asset Management Services    President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated>



-------------------------------------------------------------------------------
TABLE OF CONTENTS

Letter to the shareholders ............................................... 1
Fund performance ......................................................... 2
Portfolio manager Q&A .................................................... 3
Fund facts and highlights ................................................ 5
Financial statements ..................................................... 8
-------------------------------------------------------------------------------

Fund performance

EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $3,000,000 (the minimum initial investment in the fund). The chart at right shows that $3,000,000 invested on December 31, 1998, would have grown to $3,156,000 on May 31, 1999.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $3,000,000
December 31, 1998 - May 31, 1999

[GRAPH]

PERFORMANCE
                                            TOTAL RETURNS     AVERAGE ANNUAL TOTAL RETURNS
                                            -------------     ----------------------------
                                                 Three             Since
As of May 31, 1999                               months          inception
---------------------------------------------------------     ----------------------------
J.P. Morgan Institutional Large Cap Growth Fund     4.64%           5.20%
Russell 1000 Growth Index                           2.16%           3.22%


As of March 31, 1999
---------------------------------------------------------     ----------------------------
J.P. MorganInstitutional Large Cap Growth Fund      5.47%           5.47%
Russell 1000 Growth Index                           6.36%           6.36%


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT REIMBURSEMENT OF FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX USED TO MEASURE PERFORMANCE OF GROWTH-ORIENTED U.S. STOCKS. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with KATHLEEN TAIT, vice president, and a member of the portfolio management team of the J.P. Morgan Large Cap Growth Fund. Kathleen joined J.P. Morgan in 1992 and has held positions in relationship management, new business development, and defined contributions. Previously, she held marketing positions with the Reader's Digest Association. Kathleen received her B.A. from Spelman College and her M.B.A from Columbia University. She is a Chartered Financial Analyst. This interview was conducted on June 16, 1999, and reflects her views on that date.

THERE ARE MANY GROWTH FUNDS. WHAT DIFFERENTIATES THE J.P. MORGAN LARGE CAP GROWTH FUND?

KT: We follow a disciplined, three-step process. First, we identify our universe, then we use a disciplined process to select attractive stocks, and finally we rigorously examine the behavior of our portfolio in hopes of outperforming the Russell 1000 Growth Index with below average risk.

HOW DO YOU SELECT THE STOCKS?

KT: We start with a universe of about 650 stocks covered by our in-house security analysts, and then screen for the best 450 based on a growth-oriented earnings and cash flow model that emphasizes intrinsic valuation and changes in analysts's opinions over the last three months. We strive to capture both the inherent worth and the momentum components in growth stock investing. We divide the market into 16 sectors and then select between 55 and 65 stocks. We can overweight a sector by as much as five percentage points, although to date we've averaged only about a 250 basis point overweight. We can also overweight a stock by as much as four percentage points.

AND THE THIRD STEP IS THE CONTROL?

KT: Yes. We use an optimizer to check that we haven't gained any additional risk or drifted from our style when we assembled the portfolio. We have some flexibility to emphasize certain sectors and specific stocks, so we want to double-check ourselves. We want to be sure that we're delivering our shareholders what they want -- a growth fund, not a sector fund.

SO HAS THE FUND PERFORMED AS PLANNED?

KT: Yes. Since inception, we've beaten our benchmark y the Russell 1000 Growth Index y by more than 200 basis points. We believe we've been quite competitive. While growth has underperformed the S&P 500 Index, we have managed to outperform the growth index.

WHAT WERE YOUR BEST PERFORMING STOCKS?

KT: SunMicrosystems and Teradyne. SunMicrosystems is well positioned for the migration to Internet usage. It produces servers that are crucial for high-end uses such as the Internet, and many of the top Internet sites use Sun servers. Teradyne is the largest semiconductor test equipment supplier. It has benefited from the rebound in microchips. The company also tests telecommunications equipment and software.

WERE THERE ANY DISAPPOINTMENTS?

KT: Yes: Funeral services provider Service Corp. announced that quarterly earnings would be far below analysts's expectations, blaming declining mortality rates, lower than expected pre-need cemetery plot sales, fewer than expected acquisitions, and poor results from operations. We have since sold the position. Technology has been an important sector.

WHAT'S YOUR OUTLOOK FOR IT?

KT: Given the uncertainty about corporate information technology spending in the second half of the year, we have recently underweighted this sector. What do you see for the market as a whole in the second half of the year? KT: The U.S. stock market continues to trade at record high multiples of earnings and cash flows. We expect the leadership to continue to shift away from the Nifty 50 and toward the rest of the market for the foreseeable future.

Fund facts

INVESTMENT OBJECTIVE

J.P. MorganInstitutional Large Cap Growth Fund seeks to provide long-term growth from a portfolio of large cap stocks. It is designed for investors who want an actively managed portfolio of large cap stocks that seeks to outperform the Russell 1000 Growth Index.

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
12/31/98

--------------------------------------------------------------------------------
FUND NET ASSETS
AS OF 5/31/99
$5,261,446

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
8/20/99, 12/20/99

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE
12/20/99

--------------------------------------------------------------------------------
REGISTRANT
J.P. MORGAN SERIES TRUST
J.P. MORGAN LARGE CAP GROWTH FUND:
  INSTITUTIONAL SHARES

EXPENSE RATIO

The fund's current annualized expense ratio of 0.75% covers shareholders' expenses for custody,tax reporting, investment advisory and shareholder services after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

Fund highlights
ALL DATA AS OF MAY 31,1999

PORTFOLIO ALLOCATION
(As a percentage of total investments)

[GRAPH]

LARGEST EQUITY HOLDINGS                             % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------
Cisco Systems, Inc. (Technology)                            4.5%
Intel Corp. (Technology)                                    4.2%
Microsoft Corp. (Technology)                                3.7%
Bristol-Myers Squibb Co. (Healthcare)                       3.4%
Coca-Cola Co.
  (Consumer Goods and Services)                             3.0%
Rohm & Haas Co. (Basic Industries)                          2.9%
MCI WorldCom, Inc. (Utilities)                              2.8%
Philip Morris Companies, Inc.
  (Consumer Goods and Services)                             2.8%
Proctor & Gamble Co.
  (Consumer Goods and Services)                             2.6%
General Electric Co.
  (Industrial Products & Services)                          2.5%>

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  --------   -----------
COMMON STOCKS (100.2%)
BASIC INDUSTRIES (2.9%)
CHEMICALS (2.9%)
Rohm & Haas Co...................................     3,803   $   152,595
                                                              -----------
CONSUMER GOODS & SERVICES (28.1%)
APPARELS & TEXTILES (1.6%)
Jones Apparel Group, Inc.+.......................     2,700        83,025
                                                              -----------

BROADCASTING & PUBLISHING (2.0%)
AT+ T Corp. - Liberty Media Group+...............     1,560       103,642
                                                              -----------

ENTERTAINMENT, LEISURE & MEDIA (2.8%)
News Corp. Ltd. (Spon. ADR)(i)...................     2,400        79,650
Seagram Company Ltd.(i)..........................     1,300        67,519
                                                              -----------
                                                                  147,169
                                                              -----------
FOOD, BEVERAGES & TOBACCO (7.9%)
Coca-Cola Co.....................................     2,300       157,119
PepsiCo, Inc.....................................     3,100       111,019
Philip Morris Companies, Inc.....................     3,800       146,537
                                                              -----------
                                                                  414,675
                                                              -----------
HOUSEHOLD PRODUCTS (4.1%)
Kimberly-Clark Corp..............................     1,300        76,294
Procter & Gamble Co..............................     1,500       140,063
                                                              -----------
                                                                  216,357
                                                              -----------

RESTAURANTS & HOTELS (1.4%)
Mirage Resorts, Inc.+............................     1,300        26,650
Starwood Hotels & Resorts Worldwide, Inc.........     1,500        49,125
                                                              -----------
                                                                   75,775
                                                              -----------

RETAIL (8.3%)
Abercrombie & Fitch Co., Class A+................       600        50,475
American Stores Co...............................     2,200        72,600
Dayton Hudson Corp...............................     1,100        69,300
eBay, Inc.+......................................       100        17,709
Kroger Co.+......................................       500        29,281
Mattel, Inc......................................     2,400        63,450

              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  --------   -----------
RETAIL (CONTINUED)
Safeway, Inc.+...................................     1,600   $    74,400
Wal-Mart Stores, Inc.............................     1,400        59,675
                                                              -----------
                                                                  436,890
                                                              -----------
  TOTAL CONSUMER GOODS & SERVICES................               1,477,533
                                                              -----------

FINANCE (11.3%)
BANKING (6.4%)
Citigroup, Inc...................................       700        46,375
GreenPoint Financial Corp........................     2,200        75,900
KeyCorp..........................................     2,300        79,925
U.S. Bancorp.....................................     1,400        45,500
Washington Mutual, Inc...........................     2,300        87,831
                                                              -----------
                                                                  335,531
                                                              -----------

FINANCIAL SERVICES (1.0%)
Ocwen Financial Corp.+...........................     6,000        52,125
                                                              -----------

INSURANCE (3.9%)
Aon Corp.........................................     1,200        51,600
Marsh & McLennan Companies, Inc..................       700        50,925
Mercury General Corp.............................     1,500        54,094
UNUM Corp........................................       900        48,431
                                                              -----------
                                                                  205,050
                                                              -----------
  TOTAL FINANCE..................................                 592,706
                                                              -----------

HEALTHCARE (22.4%)
BIOTECHNOLOGY (2.4%)
Genzyme Corp.+...................................     1,900        77,009
MedImmune, Inc.+.................................       800        50,850
                                                              -----------
                                                                  127,859
                                                              -----------

HEALTH SERVICES (1.7%)
Healthsouth Corp.+...............................     3,200        42,800
Tenet Healthcare Corp.+..........................     2,000        49,000
                                                              -----------
                                                                   91,800
                                                              -----------

MEDICAL SUPPLIES (1.8%)
Medtronic, Inc...................................     1,300        92,300
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  --------   -----------
PHARMACEUTICALS (16.5%)
ALZA Corp.+......................................     1,500   $    53,531
American Home Products Corp......................     2,100       121,013
Bristol-Myers Squibb Co..........................     2,600       178,425
Eli Lilly & Co...................................     1,400       100,013
Forest Laboratories, Inc.+.......................     1,900        90,488
Merck & Co., Inc.................................       800        54,000
Monsanto Co......................................     2,300        95,450
Pfizer, Inc......................................       400        42,800
Schering-Plough Corp.............................     1,300        58,581
Warner-Lambert Co................................     1,200        74,400
                                                              -----------
                                                                  868,701
                                                              -----------
  TOTAL HEALTHCARE...............................               1,180,660
                                                              -----------

INDUSTRIAL PRODUCTS & SERVICES (7.7%)
DIVERSIFIED MANUFACTURING (5.3%)
AlliedSignal, Inc................................       400        23,225
General Electric Co..............................     1,300       132,194
Tyco International Ltd...........................     1,400       122,325
                                                              -----------
                                                                  277,744
                                                              -----------

POLLUTION CONTROL (2.4%)
Waste Management, Inc............................     2,400       126,900
                                                              -----------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                 404,644
                                                              -----------

TECHNOLOGY (23.7%)
COMPUTER PERIPHERALS (2.4%)
EMC Corp.+.......................................       699        69,638
Quantum Corp.+...................................     2,900        57,456
                                                              -----------
                                                                  127,094
                                                              -----------

COMPUTER SOFTWARE (4.1%)
Microsoft Corp.+.................................     2,400       193,725
Oracle Corp.+....................................       950        23,542
                                                              -----------
                                                                  217,267
                                                              -----------
              SECURITY DESCRIPTION                  SHARES       VALUE
-------------------------------------------------  --------   -----------

COMPUTER SYSTEMS (2.5%)
Sun Microsystems, Inc.+..........................     2,200   $   131,381
                                                              -----------

ELECTRONICS (4.6%)
Cisco Systems, Inc.+.............................     2,200       239,731
                                                              -----------

SEMICONDUCTORS (7.9%)
Applied Materials, Inc.+.........................     1,000        55,031
Intel Corp.......................................     4,100       222,169
Teradyne, Inc.+..................................     2,000       105,625
Texas Instruments, Inc...........................       300        32,813
                                                              -----------
                                                                  415,638
                                                              -----------

TELECOMMUNICATION SERVICES (2.2%)
Ascend Communications, Inc.+.....................       400        37,063
Qwest Communications International, Inc.+........     1,800        76,781
                                                              -----------
                                                                  113,844
                                                              -----------
  TOTAL TECHNOLOGY...............................               1,244,955
                                                              -----------

UTILITIES (4.1%)
TELEPHONE (4.1%)
Level 3 Communications, Inc.+....................       900        70,622
MCI WorldCom, Inc.+..............................     1,700       146,784
                                                              -----------
  TOTAL UTILITIES................................                 217,406
                                                              -----------
  TOTAL COMMON STOCKS (COST $5,082,466)..........               5,270,499
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

                                                   PRINCIPAL
               SECURITY DESCRIPTION                 AMOUNT        VALUE
-------------------------------------------------  ---------   -----------
SHORT-TERM INVESTMENTS (0.5%)
OTHER INVESTMENT COMPANIES (0.5%)
Seven Seas Money Market Fund 4.615%, due 6/1/1999
  (cost $26,405).................................  $ 26,405    $    26,405
                                                               -----------
TOTAL INVESTMENTS (COST $5,108,871) (100.7%)................
                                                                 5,296,904
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)...............
                                                                   (35,458)
                                                               -----------
NET ASSETS (100.0%).........................................   $ 5,261,446
                                                               -----------
                                                               -----------

------------------------------
Note: Based on the cost of investments of $5,114,719 for federal income tax purposes at May 31, 1999, the aggregate gross unrealized appreciation and depreciation was $419,734 and $237,549, respectively, resulting in net unrealized appreciation of $182,185.

+ Non-income producing security.

(i) Foreign security.

Spon. ADR - Sponsored American Depository Receipt.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $5,108,871 )            $5,296,904
Receivable for Investments Sold                        26,703
Receivable for Expense Reimbursement                   12,255
Dividends Receivable                                    4,009
Interest Receivable                                       106
Prepaid Trustees' Fees                                      3
                                                   ----------
    Total Assets                                    5,339,980
                                                   ----------
LIABILITIES
Payable for Investments Purchased                      13,071
Custody Fee Payable                                     6,388
Advisory Fee Payable                                    2,284
Shareholder Servicing Fee Payable                         457
Administrative Services Fee Payable                       236
Administration Fee Payable                                 47
Fund Services Fee Payable                                   8
Accrued Expenses                                       56,043
                                                   ----------
    Total Liabilities                                  78,534
                                                   ----------
NET ASSETS                                         $5,261,446
                                                   ----------
                                                   ----------
ANALYSIS OF NET ASSETS
Paid-in capital                                    $5,000,600
Accumulated Net Realized Gain on Investments           72,813
Net Unrealized Appreciation of Investments            188,033
                                                   ----------
    Net Assets                                     $5,261,446
                                                   ----------
                                                   ----------
INSTITUTIONAL SHARES
Applicable to 333,373 shares outstanding
  (par value $0.001, unlimited shares authorized)  $5,261,446
                                                   ----------
                                                   ----------
Net Asset Value, Offering and Redemption Price
  per Share                                            $15.78
                                                        -----
                                                        -----

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD DECEMBER 31, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH MAY 31,
1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income                                              $ 14,931
Interest Income                                                   757
                                                             --------
    Investment Income                                          15,688
EXPENSES
Professional Fees and Expenses                     $39,032
Custodian Fees and Expenses                         11,420
Advisory Fee                                        10,884
Printing Expenses                                    9,502
Shareholder Servicing Fee                            2,177
Administrative Services Fee                          1,269
Administrative Fee                                      61
Fund Services Fee                                       48
Trustees' Fees and Expenses                              9
Miscellaneous                                       12,821
                                                   -------
    Total Expenses                                  87,223
Less: Reimbursement of Expenses                    (70,819)
                                                   -------
NET EXPENSES                                                   16,404
                                                             --------
NET INVESTMENT LOSS                                              (716)
NET REALIZED GAIN ON INVESTMENTS                               73,529
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                 188,033
                                                             --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $260,846
                                                             --------
                                                             --------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     FOR THE PERIOD
                                                    DECEMBER 31, 1998
                                                    (COMMENCEMENT OF
                                                   OPERATIONS) THROUGH
                                                      MAY 31, 1999
                                                   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Loss                                $             (716)
Net Realized Gain on Investments                               73,529
Net Change in Unrealized Appreciation of
  Investments                                                 188,033
                                                   -------------------
    Net Increase in Net Assets Resulting from
      Operations                                              260,846
                                                   -------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold            5,000,600
                                                   -------------------
    Net Increase from Shareholder Transactions              5,000,600
                                                   -------------------
    Total Increase in Net Assets                            5,261,446
NET ASSETS
Beginning of Period                                                --
                                                   -------------------
End of Period                                      $        5,261,446
                                                   -------------------
                                                   -------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout the period are as follows:

                                                       INSTITUTIONAL
                                                          SHARES
                                                     -----------------
                                                      FOR THE PERIOD
                                                     DECEMBER 31, 1998
                                                     (COMMENCEMENT OF
                                                        OPERATIONS)
                                                          THROUGH
                                                       MAY 31, 1999
                                                     -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $ 15.00
                                                     -----------------

INCOME FROM INVESTMENT OPERATIONS
Net Realized and Unrealized Gain on Investments              0.78
                                                     -----------------
Total from Investment Operations                             0.78
                                                     -----------------

NET ASSET VALUE, END OF PERIOD                            $ 15.78
                                                     -----------------
                                                     -----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                 5.20%(a)
Net Assets, End of Period (in thousands)                  $ 5,261
Ratios to Average Net Assets
  Net Expenses                                               0.75%(b)
  Net Investment Loss                                       (0.03%)(b)
  Expenses without Reimbursement                             4.01%(b)
  Portfolio Turnover                                           33%

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional Large Cap Growth Fund (the "fund"), registered as J.P. Morgan Large Cap Growth Fund, is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust"), which was organized on August 15, 1996. The trust is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. The investment objective is to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. Currently, the fund only offers Institutional Shares. The fund commenced operations on December 31, 1998. The Declaration of Trust permits the trustees to issue an unlimited number of each class of shares in the fund. Organization costs incurred prior to commencement of operations were borne by J.P. Morgan & Co. Incorporated ("J.P. Morgan").

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The fund values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the fund's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the fund's Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) Net investment income (other than shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

   d) Substantially all the fund's net investment income is declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

   e) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. The fund earns foreign income which may be subject to foreign withholding taxes at various rates.

   f ) The fund accounts for and reports distributions to shareholders in accordance with "Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement as of May 31, 1999 was to increase net investment income by $716 and decrease accumulated net realized gain on investment by $716. Net investment income, net realized gains and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

   a) The fund has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the fund pays JPMIM at an annual rate of .50% of the fund's average daily net assets. For the period December 31, 1998 (commencement of operations) through May 31, 1999, such fees amounted to $10,884.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000, plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the period December 31, 1998 (commencement of operations) through May 31, 1999, the fee for these services amounted to $61.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------
      the trust and certain other investment companies for which Morgan provides administrative services. For the period December 31, 1998 (commencement of operations) through May 31, 1999, the fee for these services amounted to $1,269.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund at no more than .75% of the average daily net assets of the fund and may be terminated at any time after September 30, 1999 at the option of J.P. Morgan. For the period December 31, 1998 (commencement of operations) through May 31, 1999, J.P. Morgan has agreed to reimburse the fund $70,819 for expenses under this agreement.

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% and 0.25% of the average daily net assets for Institutional Shares and Select Shares, respectively. For the period December 31, 1998 (commencement of operations) through May 31, 1999, the fee for these services amounted to $2,177 for Institutional Shares.

      Morgan, Charles Schwab & Co. ("Schwab") and the fund (Select Shares) are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $48 for the period December 31, 1998 (commencement of operations) through May 31, 1999.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $10.

J.P. MORGAN INSTITUTIONAL LARGE CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                      FOR THE PERIOD
                                                     DECEMBER 31, 1998
                                                     (COMMENCEMENT OF
                                                    OPERATIONS) THROUGH
                                                       MAY 31, 1999
                                                   ---------------------
                                                    SHARES      AMOUNT
                                                   --------   ----------
Shares sold......................................   333,373   $5,000,600
                                                   --------   ----------
                                                   --------   ----------

From time to time, the fund may have a concentration of several shareholders which may include affiliates of J.P. Morgan holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the period December 31, 1998 (commencement of operations) through May 31, 1999 were as follows:

  COST OF            PROCEEDS
 PURCHASES          FROM SALES
-----------------   ----------
$6,710,261........  $1,701,324

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. The maximum borrowing under the Agreement is $150,000,000. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 23, 2000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% (0.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocable to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement as of May 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Institutional Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Institutional Large Cap Growth Fund (one of the funds comprising the J.P. Morgan Series Trust, registered as J.P. Morgan Large Cap Growth Fund, hereafter referred to as the "fund") at May 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period December 31, 1998 (commencement of operations) through May 31, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 14, 1999

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC.SERVES AS AN INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THEN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein are based on current market conditions and are subject to change without notice.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A
PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


6